                      AMENDED PRELIMINARY PROXY STATEMENT


                            SCHEDULE 14A INFORMATION
                                 (RULE 14a-101)
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [X]

Check the appropriate box:
[X] Preliminary Proxy Statement


Confidential, for Use of the


Commission Only (as permitted

by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12


                           NETSOL INTERNATIONAL, INC.
                  (Name of Registrant as Specified in Charter)

                         NETSOL SHAREHOLDERS GROUP, LLC
     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

(5) Total fee paid:

--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------



        [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

                                TO STOCKHOLDERS


                                       OF

                           NETSOL INTERNATIONAL, INC.


-------------------------------------------------------------------------------



                          PROXY AND CONSENT STATEMENT

                                       OF

                         NETSOL SHAREHOLDERS GROUP, LLC

To All NetSol International, Inc. Stockholders:


        This Proxy and Consent Statement and the accompanying BLUE proxy card and consent card are being furnished to stockholders ("Stockholders") of NetSol International, Inc. (the "Company") with a principal executive office at 24025 Park Sorrento, Suite 220, Calabasas, California 91302 in connection with (a) the solicitation of proxies by NetSol Shareholders Group, LLC (the "Group") to be used at a special meeting (the "Special Meeting") of Stockholders of the Company to be held at 9:00 a.m. local time on Friday, June 1, 2001, at the offices of the Company at Y-126 Comm DHA, Lahore, Pakistan, or such other time and location as is designated by the Board of Directors (the "Board") of the Company, and at any adjournments, postponements or reschedules thereof and (b) the solicitation of written consents by the Group in lieu of the Special Meeting. This Proxy and Consent Statement and the BLUE proxy card and consent card are first being furnished to Stockholders on or about May __, 2001.


        At the Special Meeting, the Group will seek to amend the Bylaws of the Company (the "Bylaws"), to increase and fix the number of authorized directors of the Company at fifteen (15) directors (the "Board Increase") and to elect seven (7) new directors (the "New Directors") to fill the vacancies on the Board created by the Board Increase. The Group's current nominees to be New Directors are named below under "Election of Directors." Each of the nominees (each a "Nominee" and, collectively, the "Nominees"), have been selected by the Group.


        In the alternative, rather than amending the Bylaws and appointing the New Directors at the Special Meeting, the Group is seeking to amend the Bylaws and appoint the New Directors by written consent in accordance with Section 78.320(2) of the Nevada Revised Statutes ("NRS"). NRS Section 78.320(3) provides that in no instance where action is authorized by written consent need a meeting of stockholders be called or notice given.

        Section 1 of Article V of the Bylaws provides that the Bylaws may be amended by the affirmative vote of Stockholders holding of record in the aggregate at least a majority of the outstanding shares of stock entitled to vote in the election of directors at any annual or special meeting of

Stockholders, provided that the notice or waiver of notice of such meeting shall have summarized or set forth in full therein, the proposed amendment. Pursuant to NRS Section 78.320(2) any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting if a written consent thereto is signed by stockholders representing not less than a majority of the voting power of the issued and outstanding stock entitled to voting power. NRS
Section 78.320(3) provides that in no instance where action is authorized by written consent need a meeting of stockholders be called or notice given.


        The Group's proposed Board Increase, if approved, will create seven (7) vacancies on the Board. Sections 4.1 and 4.3 of Article II of the Bylaws provide that vacancies on the Board may be filled by the vote of a majority of the outstanding shares entitled to vote, represented at a duly held meeting at which a quorum is present, or by the written consent of holders of the majority of the outstanding shares entitled to vote; each director so elected shall hold office until the next annual meeting of the Stockholders of the Company and until a successor has been elected and qualified.


        In accordance with Sections 78.320(2) and 78.320(3) of the NRS and consistent with both the Articles of Incorporation and Bylaws of the Company, the Group may effect the Board Increase and the election of the Nominees as the New Directors by obtaining the written consent of Stockholders holding the required majority voting power, without holding a special meeting of Stockholders and without giving prior notice of such action to the Stockholders. If Stockholders representing not less than a majority of the voting power of the issued and outstanding stock entitled to voting power sign and return consent cards enacting the Board Increase and electing the Nominees as the New Directors, and such consents are delivered to the Company prior to June 1, 2001, such action will be taken by such written consent in lieu of the Special Meeting.

        If the requisite consents are not delivered prior to the Special Meeting, then the Group will seek to enact the Board Increase and appoint the Nominees as the New Directors at the Special Meeting. If sufficient consents to enact the Board Increase but not to appoint the New Directors are delivered prior to the Special Meeting, the Group will seek to appoint the Nominees as the New Directors at the Special Meeting.

        The Group is not satisfied with the existing management or Board of the Company. It believes that the losses announced by the Company on May 14 and May 15, 2001, demonstrate that the Company is not maximizing the value of its assets, and has not adequately pursued market opportunities. The Group believes that the decline in the Company's stock price from $75.00 per share in March 2000 to the current price of under $5.00 per share demonstrates that the investment community lacks confidence in both the Company and its management. The Group believes that it is in the best interest of all of the Stockholders to increase the size of the Board and to add the Nominees as the New Directors, who are committed to maximizing the share price and forging a clear direction for the Company. ACCORDINGLY, THE GROUP IS SOLICITING PROXIES AND CONSENTS IN FAVOR OF AMENDING THE COMPANY'S BYLAWS SO AS TO INCREASE THE SIZE OF THE BOARD OF DIRECTORS FROM EIGHT (8) DIRECTORS TO FIFTEEN (15) DIRECTORS AND TO ELECT THE NEW DIRECTORS PROPOSED BY THE GROUP.

        THE NOMINEES ARE COMMITTED TO ACTING IN THE BEST INTEREST OF THE STOCKHOLDERS. THE GROUP BELIEVES THAT YOUR VOICE IN THE FUTURE OF THE COMPANY CAN BEST BE EXPRESSED THROUGH AMENDMENT OF THE BYLAWS INCREASING THE SIZE OF THE BOARD AND THE ELECTION OF THE NOMINEES AS THE NEW DIRECTORS. ACCORDINGLY, THE GROUP URGES YOU TO VOTE YOUR BLUE PROXY CARD AND CONSENT FOR THE BOARD INCREASE AND FOR THE NOMINEES AS THE NEW DIRECTORS.


        IF YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK, BANK NOMINEE OR OTHER INSTITUTION ON THE RECORD DATE, ONLY IT CAN VOTE SUCH SHARES AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS. ACCORDINGLY, PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT THAT PERSON TO EXECUTE ON YOUR BEHALF THE BLUE PROXY CARD AND CONSENT AS SOON AS POSSIBLE.


                                   IMPORTANT



        Both the approval of the Board Increase and the election of the Nominees as the New Directors require the affirmative vote of a plurality of the votes cast, assuming a quorum is present or otherwise represented at the Special Meeting. A majority of the outstanding shares entitled to vote is required for the approval of the Board Increase and for the election of the Nominees as the New Directors by written consent. As a result, your vote is extremely important in deciding the future of the Company. The Group urges you to mark, sign, date and return the enclosed BLUE proxy card and consent card to vote FOR the Board Increase and FOR the election of the Nominees as the New Directors.

        THE GROUP URGES YOU NOT TO SIGN ANY PROXY OR CONSENT CARD SENT TO YOU BY MANAGEMENT OF THE COMPANY. IF YOU HAVE ALREADY DONE SO, YOU MAY REVOKE YOUR PROXY BY DELIVERING A LATER-DATED BLUE PROXY CARD TO THE GROUP, OR BY VOTING IN PERSON AT THE SPECIAL MEETING. SEE "VOTING PROCEDURES" AND "PROXY PROCEDURES" BELOW.

        Only holders of record of the Company's voting securities as of the close of business on Friday, May 11, 2001 (the "Record Date") are entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof. According to the Quarterly report on Form 10-QSB for the quarterly period ending March 31, 2001, filed with the Securities and Exchange Commission (the "SEC") on May 15, 2001, as of May 11, 2001 there were 11,731,440 shares of Common Stock outstanding and no shares of preferred stock of the Company outstanding. Stockholders of record at the close of business on the Record Date will be entitled to one vote at the Special Meeting for each share of common stock, $.001 per share (the "Common Stock"), held on the Record Date.

        As of May 11, 2001, members of the Group, Blue Water Master Fund, L.P., ("BW Master Fund"), Blue Water Partners II, L.P., PSM International Limited, and Dr. Henry Vogel (collectively, the "Group Members"), beneficially owned an aggregate of 3,016,840 shares of Common Stock, representing approximately 25.7% of the outstanding shares of Common Stock. The Group Members and their affiliates intend to vote such shares FOR the Board Increase and for the election of the Nominees as the New Directors.

        THE GROUP URGES YOU TO VOTE FOR THE BOARD INCREASE AND FOR THE NOMINEES AS THE NEW DIRECTORS BY RETURNING YOUR COMPLETED BLUE PROXY CARD AND CONSENT CARD TODAY. A failure to sign, date and return the BLUE proxy or consent cards in a timely manner will have the same effect as voting against the Group's proposals. If you have any questions, you can reach the Group's proxy solicitor, Innisfree M&A Incorporated, Attn. Alan Miller, at (212) 750-5831.




                      BACKGROUND OF THE PROXY SOLICITATION

        The Common Stock has declined precipitously from a high of $75.00 per share on March 3, 2000 to a low of $1.38 on April 5, 2001. On April 24, 2001, BW Master Fund, engaged legal counsel and initiated oral communication with a limited number of fellow Stockholders pursuant to Rule 14a-2(b)(2), for the purpose of discussing their views on the management and performance of the Company. As a major Stockholder of the Company, BW Master Fund has similar concerns as other Stockholders with the Company's recent poor financial performance and falling stock price.

        On April 25, 2001, BW Master Fund and certain other Stockholders formed the Group for the purpose of exploring available options. The Group had oral discussions with Donald Danks and Shelly Singhal, directors of Netgateway, Inc. (OTC BB: NGWY.OB) concerning a possible strategic fit between Netgateway and the Company. The Group members entered into a Stock Option Agreement with Netgateway pursuant to which Netgateway was granted an option to purchase up to 300,000 of the Group Members' shares in the Company, and the Group Members were given warrants to purchase up to 300,000 shares of in Netgateway common stock. BW Master Fund, Blue Water Partners II, L.P., Dr. Henry Vogel and Netgateway each signed the Stock Option Agreement. Although listed as parties to the Stock Option Agreement, Robert and Susan Harman did not sign it.

        On April 26, 2001, the Group filed a Schedule 13D with the SEC and issued a press release announcing the formation of the Group. The Group attempted to initiate contact with management of the Company. Management refused to accept the Group's telephone calls. The Group thereafter decided to initiate a proxy contest.

        On April 27, 2001, BW Master Fund called a Special Meeting of the Stockholders for June 1, 2001, by written request to the Chairman of the Board of the Company. BW Master Fund currently holds approximately 18.5% of the outstanding shares entitled to vote. Section 3.1 of Article IV of the Bylaws authorizes one or more Stockholders, holding in the aggregate at least 10% of the shares entitled to vote at any such meeting, to call a Special Meeting for any purpose or purposes whatsoever. Pursuant to Section 3.2 of Article IV of the Bylaws, the officer receiving such a request shall forthwith cause notice to be given to the Stockholders entitled to vote, that a meeting will be held at the time requested by the Stockholder or Stockholders calling the meeting.

        On April 27, 2001, the Group also filed a preliminary proxy statement with the SEC, and issued a press release announcing the initiation of a proxy contest. Counsel for the Group thereafter spoke with counsel for the Company in an attempt to initiate discussions. Neither the Company nor its counsel responded. The Company has since stated that "there is no room for compromise at this point in time," and that "there was never any intent to negotiate with the Group."

        On May 7, 2001, the Company filed a preliminary proxy statement with the SEC stating that it would hold the Special Meeting on June 1, 2001, as requested by BW Master Fund. The Company has designated that the Special Meeting take place in Lahore, Pakistan. On May 9, 2001, BW Master Fund revised its Special Meeting request to include the proposed amendment of the Bylaws to increase the Board to fifteen (15) Directors and the election of seven (7) Nominees of the Group as the New Directors.

        Donald Danks, Chairman and Chief Executive Officer of Netgateway, has stated that "I believe this is an excellent opportunity for two complimentary companies to explore a wide range of strategic options to help maximize the value of the products, services, infrastructures and assets of both companies." The Group believes that there may be a strategic fit between the two companies, such as the possibility that the Company could provide programming outsourcing for Netgateway. However, neither the Group nor Netgateway has yet fully analyzed or determined whether this is the case, no agreement has been reached between the Group (or any Group Members) and Netgateway other than the Stock Option Agreement, and there have been no specific negotiations concerning any acquisition, merger or other potential transaction involving the Company and Netgateway.



        In opposition to the current Board, the Group is seeking to solicit the proxies and consents of Stockholders to be used to amend the current Bylaws so as to increase the size of the Board from eight (8) directors to fifteen (15) directors and to elect the Nominees as New Directors of the Company by written consent, or alternatively at the Special Meeting. The Nominees, if elected, intend to engage an investment bank and actively pursue acquiring, merging with or being acquired by another public company. The Group believes that one or more current directors of the Company, including Cary Burch, will vote in favor of this plan. The Nominees plan to change the existing management and operations of the Company to effectuate this plan. Each of the Nominees has consented, if so elected, to serve as a director and is fully committed, if elected, to take such action as the Nominees deem advisable and in the best interest of the Stockholders and which they believe will maximize stockholder value and improve the Company's future viability and growth.


        The Group believes that the adoption of this strategy will make the Company a far more attractive company.

                              ELECTION OF DIRECTORS


        According to the Company's proxy statement prepared in connection with the 2000 Annual Meeting of the Company, as filed with the SEC on November 9, 2000 (the "Company's Proxy Statement"), the Company currently has eight (8)

Directors, all of whose terms will expire at the next annual meeting of the Stockholders. The Group proposes that the Stockholders vote in favor of the Board Increase and elect each of the Nominees as the New Directors by written consent or at the Special Meeting. Each Nominee, if elected, would hold office until the next annual meeting of the Stockholders or until a successor has been elected and qualified. Although the Group does not anticipate that any of the persons named below will be unable or unwilling to stand for election, in the event of such occurrence, proxies or consents may be voted for a substitute designated by the Group.

        Background information about the Nominees is set forth below. See Appendix I for additional information about the Nominees, including their beneficial ownership, purchase and sale of securities issued by the Company over the past two years and the name and address of their principal employers.

JONATHAN D. ISESON, age 44, has over 24 years of investment management experience. In 1999, Mr. Iseson founded Blue Water Partners, and has acted as General Partner, Principal and Sole Investment Manager since its date of inception to the present. From 1989 to 1999, Mr. Iseson was Vice President of Keefe Managers, Inc., a hedge fund specializing in financial securities and worked with one of its founding members, Harry Keefe. Mr. Iseson's responsibilities included overseeing the trading desk as well as the convertible and arbitrage strategies, and was primarily responsible for the hedging of the portfolio. In addition, during that time, Mr. Iseson had considerable input into Keefe Managers, Inc.'s investment process. During Mr. Iseson's tenure with Keefe Managers, Inc., he also helped build the firm's assets to approximately $900 million. From 1987 to 1989, Mr. Iseson worked for Keefe, Bruyette & Woods, managed the convertible and arbitrage departments and oversaw the firm's market making in equity securities. From 1985 to 1987, Mr. Iseson worked for Montgomery Securities, where he eventually became a partner and oversaw the convertible and arbitrage department. From 1980 to 1985, Mr. Iseson was a Vice President with Keefe, Bruyette & Woods, and managed the convertible trading department and the creation of markets in over-the-counter and listed equities. Mr. Iseson started his career at Wechsler & Krumholz, a firm specializing in convertibles and REITs. Mr. Iseson has served on the board of The Options & Futures Society and recently passed the Series 7 and Series 63 examinations.

GREGORY J. MARTIN, age 45, has extensive experience with international marketing, business strategy development and venture funding. As explained below, Mr. Martin's experience includes international business and management consulting projects whereby he developed United States distribution channels for Chinese manufacturers of electronic components, opening up Southeastern Asian markets for intellectual technology and telecommunications related product manufacturers, as well as a variety of business strategy development projects for a range of early stage and mature companies. Mr. Martin also has extensive experience in corporate finance and capital sourcing. From 1995 to the present, Mr. Martin has operated a personal consulting practice which provides business planning, capital formation and marketing services to a range of early stage and developed middle-market companies. From 1999 to 2001, Mr. Martin was the Vice President of Emerge Corporation, a corporation which specialized in mergers and acquisitions. From 1998 to the present, Mr. Martin has served as an associate with Spectrum Business Resources, Inc. While working with Spectrum Business Resources, Inc., Mr. Martin has built an effective middle-market mergers and acquisition practice from an established business brokerage. From 1996 to 1997, Mr. Martin was the Executive Vice President and Management Consultant for Ice Holdings, Inc. While with Ice Holdings, Inc., Mr. Martin directed the re-organization of a publicly traded shell company into an operational holding company which acquired and helped to grow emerging technology companies. From 1993 to 1995, Mr. Martin was the Managing Director of Claridge House Limited, a Hong Kong trading company. While with Claridge House Limited, Mr. Martin directed the corporate turnaround of a 15 year-old company and developed the company's first strategic marketing and sales plan. Mr. Martin also launched the market entry of Claridge House Limited into southern China, which in turn generated 10% of the total prior year sales within the first quarter of operations. From 1992 to 1993, Mr. Martin worked as a Senior Research Analyst and Acting Commercial Officer for the United States Commercial Service Office in Hong Kong. From 1989 to 1991, Mr. Martin worked as a Systems Analyst and Technical Consultant for Vitro Corporation. While at Vitro, Mr. Martin designed and conducted seven major classified test programs involving undersea, surface and air assets to test sensor, weapon, communication, navigation and tactical computer systems effectiveness. From 1978 to 1989, Mr. Martin served in the United States Navy with his ultimate position as Lieutenant Commander/Naval Aviator. Mr. Martin was a naval pilot involved in the fleet introduction of airborne Anti-Submarine Warfare (ASW) systems. He spent several years in aircraft maintenance management roles and was a post maintenance check pilot certifying aircraft safe for flight. Mr. Martin was recognized as a top ASW pilot, earning awards for exceptional operational proficiency and mission systems knowledge. Mr. Martin graduated from the United States Naval Academy in 1978 and in 1992 he received an MBA from the University of Southern California International Business Education & Research Program.

PETER R. SOLLENNE, age 52, has extensive of experience in venture capital funding, public company equity raising and debt raising. As explained below, Mr. Sollenne has established a successful record of accomplishments in executive management, sales and marketing as well as success in the role of a financial executive over the past 28 years. Mr. Sollenne grew the operation of Professional Services Company over 80% in one year and helped to grow a division of USL Capital (a subsidiary of Ford Financial Services) from a second tier company to the third largest in the automotive industry. From November, 2000 to the present, Mr. Sollenne has been the President and Chief Operating Officer of Aces International, Inc. Mr. Sollenne developed an infrastructure, sales organization and the necessary strategic alliances to position Aces International, Inc. as a leading provider of CRM, CTI and e-Commerce consultative services. Mr. Sollenne helped to establish strategic alliances with Siebel Systems, Broadvision, WEB Methods, Clarify and Silverstream. From May, 2000 to October, 2000, Mr. Sollenne was the President and Chief Operating Officer of InQuote.com. Mr. Sollenne worked with the founder of InQuote.com to secure the first round (Series A) venture capital financing. From December, 1998 to May, 2000, Mr. Sollenne was the Founder, President and Chief Executive Officer of Solutions Group, Inc., an Internet services venture capital company. Mr. Sollenne structured a plan to acquire three international companies, secured senior debt, and organized the management team and the growth strategy of Solutions Group, Inc. In addition, through this process, Mr. Sollenne raised in excess of $20 million venture capital equity and a $15 million senior credit facility from large international banking institutions. From August 1997 to November 1998, Mr. Sollenne was the President and Chief Operating Officer of SOS Staffing Services, Inc. (NASDAQ - SOSS), a provider of professional staffing services and information technology services. Mr. Sollenne was responsible for the operations of this 145 branch company and for building the information technology subsidiary, Inteliant. Mr. Sollenne helped to complete over 18 acquisitions with a primary focus in information technology and integrated these acquisitions into one brand identity in the marketplace. Mr. Sollenne also led a secondary public stock offering raising nearly $100 million as well as a syndicated credit facility in excess of $75 million. From 1995 to 1997, Mr. Sollenne served as President of the Commercial Staffing Division of Personnel Group of America, Inc. (NYSE company), a diversified provider of professional staffing services to businesses, professional and governmental organizations. During his employment with Personnel Group of America, Mr. Sollenne was responsible for 13 separate companies and brand names, with 74 full-service branches, multiple vendor-on-premise locations, $250 million in annual revenues and over $20 million of operating profits. From 1989 to 1995, Mr. Sollenne was the Senior Vice President of Sales and Marketing for US Fleet Leasing, a $400 million division of USL Capital (a subsidiary of Ford Financial Services). USL Capital was a nine billion dollar leasing and diversified financial services company. While with US Fleet Leasing, Mr. Sollenne helped to grow this company in excess of 81% in three years, helped to transform US Fleet Leasing into a high growth market-driven company and developed US Fleet Leasing from a second tier middle market lessor to the fifth largest lessor in the industry. From 1987 to 1989, Mr. Sollenne was the President of PMA Group, Inc., a start-up company servicing the sales and marketing needs of the financial community and lease syndication industry. From 1985 to 1987, Mr. Sollenne was the President of PHH Financial Services, Inc., a subsidiary of the PHH Group, Inc. (NYSE-PHH), a full service general equipment leasing company participating in both single investor and leveraged transactions. Mr. Sollenne hired and trained a national sales force and a syndication group, which syndicated over $300 million in the first year of existence and earned over $2 million net income in the first 18 months. Mr. Sollenne also structured and syndicated over $500 million of leases in 1987. From 1980 to 1985, Mr. Sollenne was the Senior Vice President, Finance of PHH FleetAmerica, Inc., a subsidiary of the PHH Group, Inc., the second largest fleet leasing and corporate outsourcing company in the United States with assets over $4 billion and an annual volume of $1.5 billion. Mr. Sollenne managed all financial activities of the company and was a member of the Executive Committee which managed PHH FleetAmerica, Inc. From 1977 to 1980, Mr. Sollenne was Assistant Treasurer of Commercial Union Assurance Companies. From 1976 to 1977, Mr. Sollenne was the Assistant Controller/International Controller of Bank of Boston. From 1974 to 1976, Mr. Sollenne was the Assistant Controller of Pepsico Leasing Corporation. From 1970 to 1974, Mr. Sollenne worked with Arthur Andersen LLP. Mr. Sollenne holds a degree in BS Business Administration in Accounting from Boston College and is a Certified Public Accountant.

TIMOTHY J. MOYNAGH, age 31, has over 10 years of technical consulting and business experience. Since 1999, Mr. Moynagh has been the Sr. Business & Solutions Development Manager for Inktomi Corporation, a leading provider of Content Networking and Search software solutions. At Inktomi, Mr. Moynagh fostered relationships with numerous key accounts resulting in significant revenues and developed innovative product and market strategies. While at Inktomi Mr. Moynagh co-developed a Dynamic Caching product concept and strategy to improve the quality of service for web-enabled applications through dynamic content acceleration. Mr. Moynagh defined product positioning, pricing, and market strategy for financial services which helped Inktomi become a leading OEM e-Commerce solution provider. From 1994 to 1999, Mr. Moynagh was a Technology Manager in the Enterprise Line of Business at Accenture (formerly Andersen Consulting). At Accenture, Mr. Moynagh was a recognized leader in the technical deployment, integration, and administration of large-scale enterprise systems for Accenture's key customers in the United States and Europe. Mr. Moynagh was responsible for managing technical teams' special projects for the world's largest SAP deployment and defining the rollout strategy for an international Enterprise Business Solution Center to provide outsourcing of software development and architecture services in Europe. Mr. Moynagh was technical team lead for enterprise professional service engagements in the areas of telecommunications, energy, and high tech industries. From 1989 to 1994, Mr. Moynagh founded and operated his own technical consulting company. Mr. Moynagh holds a degree Management Information Systems & Business Administration, from Cal Poly, San Luis Obispo, California.

EDDY RAYMOND MARIA VERRESEN, age 37, has experience as an accountant and businessman. From 1993 to the present, Mr. Verresen founded and has operated BSH-Belgische Struisvogelhouderij, a privately held production and trading company. From 1997 to the present, Mr. Verresen has also operated EPA-Exploracao Portuguesa de Avestruzes, a privately held sales company. From 1987 to 1993, Mr. Verresen worked as a certified accountant, auditor and manager at BDO - Binder Dijcker Otte in Antwerp, Belgium.



SHELLY SINGHAL, age 33, has a broad base of experience in corporate finance and commercial lending, including public and private offerings of securities, mergers and acquisitions, debtor in possession financing and restructuring. Since 2000, Mr. Singhal has been the Managing Director of Technology Investment Banking for BlueStone Capital Corp., formerly BlueStone Capital Securities. From

1995 to 2000, Mr. Singhal was the Managing Director of Corporate Finance at Roth Capital Partners and head of the E-Commerce Group. Mr. Singhal also was the Manager of Roth Capital Partners Bridge Fund. He was formerly associated with firms involved in high yield securities offerings and transactions involving out of court and Chapter 11 restructurings. Prior to investment banking, from 1990 to 1992, Mr. Singhal worked in the commercial lending department at Foothill Capital, Inc., where he participated in many of its early debtor-in-possession financings. From 1989 to 1990, Mr. Singhal worked at Heller Financial, where he worked on highly leveraged transactions. Mr. Singhal received his BS from Seaver College at Pepperdine University.


DONALD L. DANKS, age 44, is presently the Chairman and Chief Executive Officer of Netgateway. Mr. Danks was an original investor in founding Netgateway in 1998 and is currently one of its largest shareholders. In 1999, Mr. Danks helped to found Next Step Broadband. From 1997 to the present, Mr. Danks has acted as a consultant for Headwaters, Inc. From 1995 to 1998, Mr. Danks was the co-founder and President of Prosoft Training.com, (Nasdaq: POSO - news). In addition to helping organize that company, he was responsible for securing more than $35 million in funding for that company. From 1996 to 1998, Mr. Danks worked as a consultant for Admor Memory, Inc. During Mr. Danks' relationship with these companies, he secured or assisted in securing more than $65 million dollars in capital, including the initial $5 million dollars raised to create Netgateway. In addition to attracting inceptive capital for client companies, Mr. Danks assisted in the development of their business plans, helped in the recruitment of senior management, supported the development of the public market for their securities by introducing them to institutional investors and market makers and oversaw ongoing corporate finance needs. Mr. Danks graduated with a BS from UCLA in 1979.





        THE GROUP STRONGLY URGES YOU TO VOTE FOR THE BOARD INCREASE AND FOR THE ELECTION OF THE NOMINEES AS THE NEW DIRECTORS BY SIGNING, DATING AND RETURNING THE ENCLOSED BLUE PROXY AND CONSENT CARDS IN THE POSTAGE-PAID ENVELOPE PROVIDED TO YOU WITH THIS PROXY AND CONSENT STATEMENT. IF YOU HAVE SIGNED THE BLUE PROXY CARD AND NO MARKING IS MADE ON IT, YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO VOTE THE SHARES REPRESENTED BY THE BLUE PROXY CARD OR CONSENT FOR THE BOARD INCREASE AND FOR THE ELECTION OF ALL OF THE NOMINEES AS THE NEW DIRECTORS.



        All transactions in securities of the Company engaged in by the Group and any Nominee during the past two years, as well as current ownership of any such securities by the Group any Nominee, are listed on Appendix I. Neither the Group, nor any Nominee owns any securities of the Company of record but not beneficially. Neither the Group, nor any Nominee owns beneficially any securities of any parent or subsidiary of the Company. In addition, and except as stated herein, neither the Group, nor any Nominee or any of their associates has any agreement or understanding with respect to future employment by the Company, and no such person has any agreement or understanding with respect to any future transactions to which the Company will or may be a party.


        One of the Nominees, Mr. Martin, as President of Corvus Business Development Services ("Corvus"), negotiated a Finders Agreement with the Company, pursuant to which Corvus was to find potential candidate companies for acquisition, merger, investment or other business combinations on behalf of the Company. However, the Finders Agreement was never executed by Corvus, no services were performed, and no consideration was exchanged between the parties.

        Except as described herein, neither the Group, nor any Nominee nor any of their associates (i) has engaged in or had a direct or indirect interest in any transaction or series of transactions since the beginning of the Company's last fiscal year or in any currently proposed transaction, to which the Company or any of its subsidiaries is a party, where the amount involved was in excess of $60,000, (ii) owns beneficially or of record any securities of the Company,
(iii) borrowed any funds for the purpose of acquiring or holding any securities of the Company or is presently, or has been within the past year, a party to any contract, arrangement or understanding, with any person with respect to securities of the Company.


                            AGREEMENTS WITH NOMINEES


        The Group has entered into letter agreements (the "Nominee Agreements") with each of the Nominees with respect to their service as Nominees, to stand for election as Directors of the Company at the Special Meeting. The Nominee Agreements each provide, among other things, as follows:


- The Nominee acknowledges that he has agreed to become a member of the slate of Nominees to stand for election as directors of the Company in connection with a proxy contest with management of the Company in respect of the election of directors of the Company at the Special Meeting or by written consent of the Stockholders.

-       The Group agrees to pay the costs of the proxy contest.


- The Group agrees to indemnify each Nominee from and against any losses incurred by the Nominee arising from any action relating to such Nominee's role as a Nominee, absent gross negligence or willful misconduct.


- The Nominee agrees to withdraw as a Nominee of the Group if requested to do so by the Group at any time prior to his election as a Director of the Company.

              OTHER MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING

        Except as set forth above, the Group is not aware of any proposals to be brought before the Special Meeting. Should other proposals be brought before the Special Meeting, the persons named on the BLUE proxy card -- to whom proxies will have been granted -- will abstain from voting on such proposals unless such proposals adversely affect the interests of the Group and/or the Nominees as determined by the Group in its sole discretion, in which event such persons will vote on such proposals at their discretion.

                                VOTING PROCEDURES


        Only Stockholders of record as of the Record Date are entitled to notice of and to vote at the Special Meeting or any adjournments thereof. On May 11, 2001, there were 11,731,440 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on the matters to be presented at the Special Meeting.



        A majority of the votes entitled to be cast on matters to be considered at the Special Meeting, present in person or by proxy, will constitute a quorum at the Special Meeting. If a share is represented for any purpose at the Special Meeting, it is deemed to be present for all other matters. Abstentions and broker nonvotes will be counted for purposes of determining the presence or absence of a quorum. "Broker nonvotes" are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner. Under applicable Nevada law, the effect of broker nonvotes on a particular matter depends on whether the matter is one as to which the broker or nominee has discretionary voting authority. The effect of broker nonvotes on the specific items to be brought before the Special Meeting is discussed under each item.




                                PROXY PROCEDURES


        IN ORDER FOR YOUR VIEWS TO BE REPRESENTED AT THE SPECIAL MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED BLUE PROXY CARD AND RETURN IT TO NETSOL SHAREHOLDERS GROUP, LLC IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.


        The accompanying BLUE proxy card will be voted at the Special Meeting in accordance with your instructions on such card.

        Any proxy may be revoked at any time prior to the time a vote is taken by delivering to the Secretary of the Company a notice of revocation bearing a later date, by a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person.

        Only holders of record as of the close of business on the Record Date will be entitled to vote. If you were a Stockholder of record on the Record Date, you will retain your voting rights of the Special Meeting even if you sell such shares after the Record

Date. Accordingly, it is important that you vote the shares held by you on the Record Date, or grant a proxy to vote such shares on the BLUE proxy card, even if you sell such shares after the Record Date.


                      SOLICITATION OF PROXIES AND CONSENTS


        Solicitation of proxies and consents shall be made only by the Group.



        The Group has retained Innisfree M&A Incorporated (the "Solicitor") to conduct the solicitation, for which the Solicitor is to receive a fee of $25,000 to $65,000, plus reimbursement for its reasonable out-of-pocket expenses. The Group has agreed to indemnify the Solicitor against certain liabilities and expenses, including liabilities under federal securities laws. Proxies and consents may be solicited by mail, courier services, advertising, telephone, telecopier or in person. It is anticipated that the Solicitor will employ approximately 30 persons to solicit Stockholders for the proxies and written consents.

        Costs related to the solicitation of proxies and consents, including expenditures for attorneys, accountants, public relations and financial advisers, proxy solicitors, payments to nominees, advertising, printing, transportation and related expenses and filing fees, will be borne by the Group. To date, the Group has incurred $25,000 for the solicitor and approximately $100,000 in legal fees related to the solicitation. Such costs are expected to be approximately $250,000 in total. The Group intends to seek reimbursement for the costs and expenses associated with the proxy solicitation in the event that the Board Increase is approved and the Nominees are elected as the New Directors, but do not intend to submit the issue of reimbursement to a vote of security holders.



                           WRITTEN CONSENT PROCEDURE

        The Group's proposals will become effective upon execution of written consents (or other forms of consent), signed and dated by persons entitled to vote a majority of the shares of the Common Stock then outstanding. Therefore, the failure to sign, date and return a consent, or the returning of a consent marked "WITHHOLDS CONSENT", will have the same effect as voting against the Group's proposals.

        Signing and returning a BLUE consent card marked to indicate the withholding of consent to the election of any Nominee will have the same effect as voting against the election of the Nominee.

        Broker non-votes will have the same effect as a vote against the Group's proposals.

        The effectiveness of electing the Nominee is conditioned upon the approval of the Board Increase.

                              CONSENT INSTRUCTIONS

        Each Stockholder may elect to consent or withhold consent to each proposal by marking the "CONSENTS" or "WITHHOLDS CONSENT" box, as applicable, underneath each proposal on the accompanying BLUE consent card and signing, dating and returning it promptly in the enclosed envelope. In addition, a Stockholder may withhold consent to the election of any individual Nominee by writing such person's name where indicated on the consent card.

        If a Stockholder returns a BLUE consent card that is signed and not marked with respect to one or both proposals, the Stockholder will thereby consent to all unmarked proposals in their entirety, except that the Stockholder will not thereby consent to the election of any Nominee whose name is written by the Stockholder on the consent card.


                          CERTAIN INFORMATION REGARDING

                         NETSOL SHAREHOLDERS GROUP, LLC


     On April 25, 2001, certain Stockholders determined that they were not satisfied with current management of the Company and agreed to form a group for the purpose of exploring available options to maximize stockholder value. As of the date thereof, the Group was formed as a Nevada limited liability company, in order to facilitate their activities. The business address of the Group is 6 Chanticlare, Manhasset, New York, 11030. The Group Members have agreed to the joint reporting of their beneficial ownership of Common Stock and the joint filing of a statement on Schedule 13D, including amendments thereto, with the SEC with respect to the Common Stock. On April 27, 2001 an amendment to the
Schedule 13D was filed on behalf of the Group, pursuant to which a reference was made to the Preliminary Proxy Statement (Schedule 14A) filed by the Group with the SEC on April 27, 2001, a copy of the Preliminary Proxy Statement was attached as Exhibit 2, and the share ownerships of BW Master Fund and Blue Water Partners II, L.P. were corrected. On May 9, 2001, another amendment to the
Schedule 13D was filed, pursuant to which a reference was made to the Group's Amended Preliminary Proxy Statement. Robert and Susan Harman withdrew from the Group and a copy of the Stock Option Agreement with Netgateway was attached as an Exhibit.



        All transactions in the securities of the Company effected within the past two years by the Group, each of the Group Members and their affiliates are contained in Appendix I.

                          CERTAIN INFORMATION REGARDING

                        ARRANGEMENTS/UNDERSTANDINGS WITH

                      RESPECT TO SECURITIES OF THE COMPANY


        As set forth above, the Group Members have entered into the Joint Filing Agreement pursuant to which they have agreed to the joint filing with the SEC of a statement on Schedule 13D, including amendments, reporting their joint beneficial ownership of Common Stock. Accordingly, the Group Members may be deemed to constitute a "group" for the purposes of Section 13(d) of the Securities Act of 1933, as amended.



        Certain Group Members have entered into a Stock Option Agreement with Netgateway, pursuant to which such Group Members have granted Netgateway an irrevocable 45-day option to purchase a total of up to 300,000 shares of the Common Stock at an exercise price of $3.80 per share. Under the Stock Option Agreement, Netgateway has granted to such Group Members an irrevocable 45-day option to purchase a total of up to 300,000 shares of the common stock of Netgateway at an exercise price of $0.356 per share.


                             ADDITIONAL INFORMATION

        Certain information regarding the securities of the Company held by the Company's Directors, Nominees, management and 5% Stockholders is contained in the Company's Proxy Statement and is incorporated herein by reference. Information concerning the date by which proposals of security holders intended to be presented at the next annual meeting of Stockholders of the Company must be received by the Company for inclusion in the Company's Proxy Statement and form of proxy for that meeting is also contained in the Company's Proxy Statement and is incorporated herein by reference.

        The Group assumes no responsibility for the accuracy or completeness of any information contained herein which is based on the Company's Proxy Statement.


                                   NETSOL SHAREHOLDERS GROUP, LLC


                                   By:  Blue Water Master Fund, L.P.
                                   Its: Managing Member



                                         By:  Blue Water Partners, L.L.C.
                                         Its: General Partner



                                                 By:  JDI Management Corp.
                                                 Its: Principal



                                                   /s/ Jonathan D. Iseson
                                                   -----------------------------
                                                    By:  Jonathan D. Iseson
                                                    Its: Principal





Date: May 17, 2001

                                                                     APPENDIX I

                   SUPPLEMENTAL NOMINEE AND OTHER INFORMATION

        Set forth below is (a) the name and business address of each of the participants and their associates in the solicitation made pursuant to this Proxy Statement, and (b) the dates, types and amounts of each participant's purchases and sales of the Company's debt and equity securities within the past two years.

       The number of shares of Common Stock beneficially owned and percentage beneficial ownership of each of the Nominees as of the date of this Proxy and Consent Statement are as follows:




                                        Shares beneficially
       Name and Business                 owned (directly or
    Address of Participant                 indirectly)(1)                  Percentage(2)
------------------------------          -------------------                ------------
NetSol Shareholders Group, LLC                  1,000                            *
6 Chanticlare
Manhasset, NY 11030

Blue Water Master Fund, L.P.                2,175,200                        18.5%
Kaya Flamboyan 9
Curacao, Netherland Antilles

Blue Water Partners II, L.P.                  277,400                         2.4%
6 Chanticlare
Manhasset, NY 11030

PSM International, Limited                    100,000                         0.9%
The Old Rectory
Tot Hill, Alfoed Links
United Kingdom

Dr. Henry Vogel                               463,240                         4.0%
143 Maple Avenue
Cedarhurst, NY 11516

Jonathan Iseson                                32,000                         0.3%
6 Chanticlare
Manhasset, NY 11030

Gregory Martin                                   None                          --
1992 Rosemary Place
Costa Mesa, CA 92627

Peter Sollenne                                   None                          --
3450 Deer Ridge Drive
Danville, CA 94506

Timothy Moynagh                                  None                          --
4100 East Third Avenue
Mailstop FC1-5
Foster City, CA 94404

Eddy Raymond Maria Verresen                    14,000                         0.1%
Priesteragiestraat 2
9130 Verrebroek, Belgium

Shelly Singhal                                   None                          --
1915 Galatea Terrace
Corona del Mar, CA  92625

Donald Danks(3)                                  None                          --
2333 East Coast Highway
Suite D
Corona del Mar, CA 92625
        TOTAL:                                                               26.0%**



       ----------
       *      Less than 0.01%

       **     The numbers do not add to 26.0% due to rounding.

       (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to stock options and warrants currently exercisable or exercisable within 60 days are deemed outstanding for purposes of computing the percentage ownership of the person holding the options and the percentage ownership of any group of which the holder is a member, but are not deemed outstanding for computing the percentage ownership of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

       (2) Calculated based on Company's Quarterly Report filed on Form 10-QSB on May 15, 2001, for the period ending March 31, 2001.




[TABLE]

        The dates, types and amount of each participant's purchases and sales of the Company's debt and equity securities within the past two years are as follows:



                         NetSol Shareholders Group, LLC
                                 6 Chanticlare
                           Manhasset, New York 11030



                                        DATE OF       NO. OF SHARES    NO. OF SHARES
NAME                                  TRANSACTION      PURCHASED          SOLD
----                                  -----------     -------------    -------------
NetSol Shareholders Group, LLC          5/10/01             100
NetSol Shareholders Group, LLC          5/11/01             250
NetSol Shareholders Group, LLC          5/11/01             650

                          BLUE WATER MASTER FUND, L.P.
                             c/o Citco Fund Services
                                Kaya Flamboyan 9
                           Curacao, Netherland Antilles


                                        DATE OF     NO. OF SHARES      NO. OF SHARES
NAME                                  TRANSACTION      PURCHASED          SOLD
----                                  -----------      ---------       --------------
Blue Water Master Fund, L.P.             6/2/99           1,000
Blue Water Master Fund, L.P.             6/3/99          23,500
Blue Water Master Fund, L.P.             6/7/99           1,000
Blue Water Master Fund, L.P.             6/9/99                            2,000
Blue Water Master Fund, L.P.            6/15/99           1,000
Blue Water Master Fund, L.P.            6/18/99                            1,000
Blue Water Master Fund, L.P.            6/23/99           2,500
Blue Water Master Fund, L.P.            6/24/99           9,000
Blue Water Master Fund, L.P.            6/30/99          15,000
Blue Water Master Fund, L.P.             7/6/99           3,500
Blue Water Master Fund, L.P.             7/7/99           1,000
Blue Water Master Fund, L.P.             7/8/99                            4,500
Blue Water Master Fund, L.P.             7/9/99                            2,500
Blue Water Master Fund, L.P.            7/12/99                           10,500
Blue Water Master Fund, L.P.            7/15/99          22,000            2,500
Blue Water Master Fund, L.P.            7/16/99           6,000            5,000
Blue Water Master Fund, L.P.            7/19/99           5,100
Blue Water Master Fund, L.P.            7/20/99          10,000
Blue Water Master Fund, L.P.            7/21/99           5,000
Blue Water Master Fund, L.P.            7/21/99          13,400
Blue Water Master Fund, L.P.            7/22/99           5,000
Blue Water Master Fund, L.P.            7/23/99           1,000
Blue Water Master Fund, L.P.            7/26/99           3,000
Blue Water Master Fund, L.P.            7/26/99             500
Blue Water Master Fund, L.P.            7/27/99          65,000
Blue Water Master Fund, L.P.            7/27/99          33,500
Blue Water Master Fund, L.P.            7/27/99          10,000
Blue Water Master Fund, L.P.            7/28/99           8,000
Blue Water Master Fund, L.P.            7/28/99          18,500
Blue Water Master Fund, L.P.            7/28/99          11,000
Blue Water Master Fund, L.P.            7/29/99             500
Blue Water Master Fund, L.P.            7/29/99           6,000
Blue Water Master Fund, L.P.            7/29/99           5,000
Blue Water Master Fund, L.P.            7/30/99           5,700
Blue Water Master Fund, L.P.             8/2/99             500
Blue Water Master Fund, L.P.             8/2/99             500
Blue Water Master Fund, L.P.             8/2/99          16,000
Blue Water Master Fund, L.P.             8/2/99           4,000
Blue Water Master Fund, L.P.             8/3/99           5,000
Blue Water Master Fund, L.P.             8/3/99           2,500
Blue Water Master Fund, L.P.             8/4/99           1,700
Blue Water Master Fund, L.P.             8/4/99           1,500
Blue Water Master Fund, L.P.             8/4/99           7,500
Blue Water Master Fund, L.P.             8/5/99          22,500
Blue Water Master Fund, L.P.             8/5/99          35,000
Blue Water Master Fund, L.P.             8/6/99          15,000
Blue Water Master Fund, L.P.             8/6/99           1,000
Blue Water Master Fund, L.P.            8/10/99          10,000
Blue Water Master Fund, L.P.            8/10/99           5,000
Blue Water Master Fund, L.P.            8/11/99           2,100
Blue Water Master Fund, L.P.            8/12/99                            5,000
Blue Water Master Fund, L.P.            8/12/99                            1,500
Blue Water Master Fund, L.P.            8/12/99                              500
Blue Water Master Fund, L.P.            8/12/99                              500
Blue Water Master Fund, L.P.            8/12/99                            5,000
Blue Water Master Fund, L.P.            8/12/99                            2,500
Blue Water Master Fund, L.P.            8/13/99          19,200
Blue Water Master Fund, L.P.            8/17/99             500
Blue Water Master Fund, L.P.            8/18/99          25,000
Blue Water Master Fund, L.P.            8/19/99           7,500
Blue Water Master Fund, L.P.            8/20/99           5,000
Blue Water Master Fund, L.P.            8/20/99           8,000
Blue Water Master Fund, L.P.            8/23/99           4,200
Blue Water Master Fund, L.P.            8/23/99                           10,000
Blue Water Master Fund, L.P.            8/24/99          12,500
Blue Water Master Fund, L.P.            8/24/99           5,500
Blue Water Master Fund, L.P.            8/26/99          22,500
Blue Water Master Fund, L.P.            8/30/99           7,500
Blue Water Master Fund, L.P.            8/31/99          20,000
Blue Water Master Fund, L.P.             9/8/99           3,000
Blue Water Master Fund, L.P.             9/9/99           1,000
Blue Water Master Fund, L.P.            9/10/99           5,000
Blue Water Master Fund, L.P.            9/10/99             500
Blue Water Master Fund, L.P.            9/13/99             500
Blue Water Master Fund, L.P.            9/14/99          13,000

                          BLUE WATER MASTER FUND, L.P.
                             c/o Citco Fund Services
                                Kaya Flamboyan 9
                           Curacao, Netherland Antilles


                                        DATE OF     NO. OF SHARES     NO OF SHARES
NAME                                  TRANSACTION      PURCHASED         SOLD
----                                  -----------      ---------      ------------
Blue Water Master Fund, L.P.            8/25/99                           30,000
Blue Water Master Fund, L.P.            8/25/99                            1,000
Blue Water Master Fund, L.P.            8/27/99                            5,000
Blue Water Master Fund, L.P.             9/1/99          10,000
Blue Water Master Fund, L.P.            9/10/99                           10,000
Blue Water Master Fund, L.P.            9/15/99          10,000
Blue Water Master Fund, L.P.            9/15/99           4,000
Blue Water Master Fund, L.P.            9/16/99           7,000
Blue Water Master Fund, L.P.            9/17/99           7,500
Blue Water Master Fund, L.P.            9/17/99          13,200
Blue Water Master Fund, L.P.            9/17/99           6,500
Blue Water Master Fund, L.P.            9/21/99           4,500
Blue Water Master Fund, L.P.            9/22/99           2,000
Blue Water Master Fund, L.P.            9/22/99                            2,500
Blue Water Master Fund, L.P.            9/23/99           5,000
Blue Water Master Fund, L.P.            9/24/99          10,000
Blue Water Master Fund, L.P.            9/24/99                            2,500
Blue Water Master Fund, L.P.            9/28/99          25,000
Blue Water Master Fund, L.P.            10/4/99           9,000
Blue Water Master Fund, L.P.            10/4/99          35,000
Blue Water Master Fund, L.P.            10/5/99          10,000
Blue Water Master Fund, L.P.            10/6/99          10,000
Blue Water Master Fund, L.P.            10/6/99          10,000
Blue Water Master Fund, L.P.            10/7/99           7,500
Blue Water Master Fund, L.P.            10/8/99           8,000
Blue Water Master Fund, L.P.            10/8/99           2,500
Blue Water Master Fund, L.P.           10/11/99           1,000
Blue Water Master Fund, L.P.           10/11/99                            4,000
Blue Water Master Fund, L.P.           10/12/99          15,700
Blue Water Master Fund, L.P.           10/14/99           1,000
Blue Water Master Fund, L.P.           10/15/99           5,000
Blue Water Master Fund, L.P.           10/15/99           5,000
Blue Water Master Fund, L.P.           10/19/99          10,000
Blue Water Master Fund, L.P.           10/19/99           3,500
Blue Water Master Fund, L.P.           10/20/99                            5,000
Blue Water Master Fund, L.P.           10/21/99                            5,000
Blue Water Master Fund, L.P.           10/22/99          12,000
Blue Water Master Fund, L.P.           10/27/99          15,000
Blue Water Master Fund, L.P.           10/28/99          10,000
Blue Water Master Fund, L.P.           10/29/99          30,000
Blue Water Master Fund, L.P.            11/1/99           7,500
Blue Water Master Fund, L.P.            11/2/99          10,000
Blue Water Master Fund, L.P.            11/2/99          10,000
Blue Water Master Fund, L.P.            11/3/99          10,000
Blue Water Master Fund, L.P.            11/4/99          11,500
Blue Water Master Fund, L.P.            11/5/99           2,500
Blue Water Master Fund, L.P.            11/5/99           1,000
Blue Water Master Fund, L.P.            11/8/99           8,000
Blue Water Master Fund, L.P.            11/9/99           4,000
Blue Water Master Fund, L.P.           11/11/99             500
Blue Water Master Fund, L.P.           11/15/99           9,500
Blue Water Master Fund, L.P.           11/16/99           2,500
Blue Water Master Fund, L.P.           11/18/99           7,500
Blue Water Master Fund, L.P.           11/18/99           2,500
Blue Water Master Fund, L.P.           11/19/99           2,500
Blue Water Master Fund, L.P.           11/19/99           1,000
Blue Water Master Fund, L.P.           11/19/99           6,500
Blue Water Master Fund, L.P.           11/22/99           8,000
Blue Water Master Fund, L.P.           11/23/99           1,000
Blue Water Master Fund, L.P.           11/23/99           2,500

                          BLUE WATER MASTER FUND, L.P.
                             c/o Citco Fund Services
                                Kaya Flamboyan 9
                           Curacao, Netherland Antilles

                                        DATE OF     NO. OF SHARES     NO. OF SHARES
NAME                                  TRANSACTION     PURCHASED          SOLD
----                                  -----------      ---------      ------------
Blue Water Master Fund, L.P.           11/24/99           8,500
Blue Water Master Fund, L.P.           11/24/99                            3,000
Blue Water Master Fund, L.P.           11/30/99          20,000
Blue Water Master Fund, L.P.           11/30/99           2,500
Blue Water Master Fund, L.P.            12/1/99             500
Blue Water Master Fund, L.P.            12/2/99             500
Blue Water Master Fund, L.P.            12/2/99           8,000
Blue Water Master Fund, L.P.            12/2/99                            3,500
Blue Water Master Fund, L.P.            12/3/99           1,000
Blue Water Master Fund, L.P.            12/3/99                            2,500
Blue Water Master Fund, L.P.            12/6/99             500
Blue Water Master Fund, L.P.            12/6/99                           10,000
Blue Water Master Fund, L.P.            12/7/99             200
Blue Water Master Fund, L.P.            12/9/99                           10,500
Blue Water Master Fund, L.P.           12/10/99           2,500
Blue Water Master Fund, L.P.           12/10/99           5,000
Blue Water Master Fund, L.P.           12/10/99                           17,000
Blue Water Master Fund, L.P.           12/13/99          27,000
Blue Water Master Fund, L.P.           12/14/99           2,500
Blue Water Master Fund, L.P.           12/14/99                            5,400
Blue Water Master Fund, L.P.           12/16/99           7,000
Blue Water Master Fund, L.P.           12/17/99                           12,000
Blue Water Master Fund, L.P.           12/20/99                            4,000
Blue Water Master Fund, L.P.           12/21/99                           21,500
Blue Water Master Fund, L.P.           12/22/99                            8,000
Blue Water Master Fund, L.P.           12/22/99                           10,000
Blue Water Master Fund, L.P.           12/22/99                            8,000
Blue Water Master Fund, L.P.           12/22/99                            2,500
Blue Water Master Fund, L.P.           12/22/99                            3,000
Blue Water Master Fund, L.P.           12/22/99                            5,000
Blue Water Master Fund, L.P.           12/22/99                            8,500
Blue Water Master Fund, L.P.           12/22/99                            8,500
Blue Water Master Fund, L.P.           12/23/99             500
Blue Water Master Fund, L.P.           12/27/99          10,000
Blue Water Master Fund, L.P.           12/27/99           1,000
Blue Water Master Fund, L.P.           12/28/99          14,000
Blue Water Master Fund, L.P.           12/28/99          30,000
Blue Water Master Fund, L.P.           12/28/99             600
Blue Water Master Fund, L.P.           12/28/99           4,700
Blue Water Master Fund, L.P.           12/29/99          10,000
Blue Water Master Fund, L.P.           12/30/99          17,000
Blue Water Master Fund, L.P.           12/30/99                            5,000
Blue Water Master Fund, L.P.           12/31/99           5,000
Blue Water Master Fund, L.P.           12/31/99           2,100
Blue Water Master Fund, L.P.             1/3/00          17,500
Blue Water Master Fund, L.P.             1/3/00           8,900
Blue Water Master Fund, L.P.             1/4/00          30,000
Blue Water Master Fund, L.P.             1/5/00          10,000
Blue Water Master Fund, L.P.             1/7/00          38,300
Blue Water Master Fund, L.P.             1/7/00          34,000
Blue Water Master Fund, L.P.             1/7/00           4,700
Blue Water Master Fund, L.P.            1/10/00          13,000
Blue Water Master Fund, L.P.            1/10/00           2,500
Blue Water Master Fund, L.P.            1/10/00          65,000
Blue Water Master Fund, L.P.            1/11/00          16,000
Blue Water Master Fund, L.P.            1/12/00          23,000
Blue Water Master Fund, L.P.            1/14/00           6,100
Blue Water Master Fund, L.P.            1/18/00          18,000
Blue Water Master Fund, L.P.            1/19/00          20,000
Blue Water Master Fund, L.P.            1/19/00          31,100
Blue Water Master Fund, L.P.            1/20/00           8,900
Blue Water Master Fund, L.P.            1/20/00          11,500
Blue Water Master Fund, L.P.            1/21/00          21,000
Blue Water Master Fund, L.P.            1/25/00           9,000
Blue Water Master Fund, L.P.            1/25/00          15,000
Blue Water Master Fund, L.P.            1/26/00           4,000
Blue Water Master Fund, L.P.            1/27/00          17,800
Blue Water Master Fund, L.P.            1/27/00           2,000
Blue Water Master Fund, L.P.            1/27/00           5,500
Blue Water Master Fund, L.P.            1/27/00           3,500
Blue Water Master Fund, L.P.            1/27/00          12,000
Blue Water Master Fund, L.P.            1/31/00           9,000
Blue Water Master Fund, L.P.             2/1/00          34,000

                          BLUE WATER MASTER FUND, L.P.
                             c/o Citco Fund Services
                                Kaya Flamboyan 9
                           Curacao, Netherland Antilles



                                        DATE OF     NO. OF SHARES     NO. OF SHARES
NAME                                  TRANSACTION      PURCHASED          SOLD
----                                  -----------      ---------      -------------
Blue Water Master Fund, L.P.             2/2/00           7,200
Blue Water Master Fund, L.P.             2/2/00          11,000
Blue Water Master Fund, L.P.             2/3/00          25,000
Blue Water Master Fund, L.P.             2/4/00           1,800
Blue Water Master Fund, L.P.             2/7/00                            4,400
Blue Water Master Fund, L.P.             2/8/00          12,500
Blue Water Master Fund, L.P.             2/8/00           3,500
Blue Water Master Fund, L.P.             2/9/00          12,000
Blue Water Master Fund, L.P.            2/10/00                            5,300
Blue Water Master Fund, L.P.            2/11/00                           14,700
Blue Water Master Fund, L.P.            2/11/00                           27,800
Blue Water Master Fund, L.P.            2/14/00           2,500
Blue Water Master Fund, L.P.            2/15/00           1,000
Blue Water Master Fund, L.P.            2/15/00          20,000
Blue Water Master Fund, L.P.            2/16/00           2,000
Blue Water Master Fund, L.P.            2/16/00          10,000
Blue Water Master Fund, L.P.            2/16/00                            5,000
Blue Water Master Fund, L.P.            2/17/00           2,000
Blue Water Master Fund, L.P.            2/18/00           8,900
Blue Water Master Fund, L.P.             4/4/00          31,000
Blue Water Master Fund, L.P.             4/4/00          16,000
Blue Water Master Fund, L.P.             4/4/00          22,000
Blue Water Master Fund, L.P.             4/5/00          14,000
Blue Water Master Fund, L.P.             4/5/00           7,500
Blue Water Master Fund, L.P.             4/5/00          21,000
Blue Water Master Fund, L.P.             4/5/00           2,500
Blue Water Master Fund, L.P.             4/7/00           3,500
Blue Water Master Fund, L.P.            4/10/00           7,600
Blue Water Master Fund, L.P.            4/11/00          10,000
Blue Water Master Fund, L.P.            4/24/00          15,000
Blue Water Master Fund, L.P.            4/24/00           8,000
Blue Water Master Fund, L.P.            4/25/00          15,000
Blue Water Master Fund, L.P.            4/25/00          15,000
Blue Water Master Fund, L.P.            4/25/00           8,000
Blue Water Master Fund, L.P.            4/25/00           8,200
Blue Water Master Fund, L.P.            4/26/00           8,900
Blue Water Master Fund, L.P.            4/26/00          17,000
Blue Water Master Fund, L.P.            4/27/00          18,500
Blue Water Master Fund, L.P.            4/27/00           9,500
Blue Water Master Fund, L.P.            4/27/00          23,000
Blue Water Master Fund, L.P.            4/28/00          30,000
Blue Water Master Fund, L.P.            4/28/00           7,000
Blue Water Master Fund, L.P.            4/28/00           3,500
Blue Water Master Fund, L.P.            4/28/00          15,000
Blue Water Master Fund, L.P.             5/3/00           2,500
Blue Water Master Fund, L.P.             5/3/00          28,400
Blue Water Master Fund, L.P.             5/4/00          48,700
Blue Water Master Fund, L.P.             5/5/00         148,100
Blue Water Master Fund, L.P.             5/8/00          72,900
Blue Water Master Fund, L.P.             5/8/00           5,000
Blue Water Master Fund, L.P.             5/9/00          29,200

                          BLUE WATER PARTNERS II, L.P.
                                 6 CHANTICLARE
                           MANHASSET, NEW YORK 11030


                                        DATE OF     NO. OF SHARES     NO. OF SHARES
NAME                                  TRANSACTION      PURCHASED          SOLD
----                                  -----------      ---------      -------------
Blue Water Partners II, L.P.             1/6/00         16,700
Blue Water Partners II, L.P.             1/7/00          5,700
Blue Water Partners II, L.P.             1/7/00          5,000
Blue Water Partners II, L.P.             1/7/00          1,200
Blue Water Partners II, L.P.            1/10/00          8,000
Blue Water Partners II, L.P.            1/10/00          2,000
Blue Water Partners II, L.P.            1/11/00          2,000
Blue Water Partners II, L.P.            1/12/00          2,000
Blue Water Partners II, L.P.            1/14/00         48,900
Blue Water Partners II, L.P.            1/18/00          2,000
Blue Water Partners II, L.P.            1/19/00          3,000
Blue Water Partners II, L.P.            1/19/00            900
Blue Water Partners II, L.P.            1/20/00            500
Blue Water Partners II, L.P.            1/20/00          1,100
Blue Water Partners II, L.P.            1/25/00          2,000
Blue Water Partners II, L.P.            1/26/00          5,000
Blue Water Partners II, L.P.            1/27/00            500
Blue Water Partners II, L.P.            1/27/00            500
Blue Water Partners II, L.P.            1/27/00          2,200
Blue Water Partners II, L.P.            1/28/00         35,000
Blue Water Partners II, L.P.             2/1/00          1,000
Blue Water Partners II, L.P.             2/2/00            800
Blue Water Partners II, L.P.             2/2/00          1,000
Blue Water Partners II, L.P.             2/3/00          4,000
Blue Water Partners II, L.P.             2/4/00            200
Blue Water Partners II, L.P.             2/9/00          1,500
Blue Water Partners II, L.P.             2/9/00          2,500
Blue Water Partners II, L.P.            2/10/00          3,000
Blue Water Partners II, L.P.            2/11/00          1,000
Blue Water Partners II, L.P.            2/11/00                            5,000
Blue Water Partners II, L.P.            2/14/00          2,500
Blue Water Partners II, L.P.            2/15/00          1,500
Blue Water Partners II, L.P.            2/15/00         15,000
Blue Water Partners II, L.P.            2/16/00          3,000
Blue Water Partners II, L.P.            2/16/00            500
Blue Water Partners II, L.P.            2/17/00            500
Blue Water Partners II, L.P.            2/18/00          1,100
Blue Water Partners II, L.P.            2/24/00         56,200
Blue Water Partners II, L.P.            2/25/00          5,600
Blue Water Partners II, L.P.            2/28/00          9,500
Blue Water Partners II, L.P.            2/29/00          7,500
Blue Water Partners II, L.P.            3/14/00          6,000
Blue Water Partners II, L.P.            3/15/00          2,500
Blue Water Partners II, L.P.            3/15/00          7,000
Blue Water Partners II, L.P.            3/16/00          2,300
Blue Water Partners II, L.P.            3/17/00          5,000
Blue Water Partners II, L.P.            3/21/00         13,000
Blue Water Partners II, L.P.            3/21/00          2,500
Blue Water Partners II, L.P.            3/21/00          3,500

                                                                         Page 19

                          BLUE WATER PARTNERS II, L.P.
                                 6 CHANTICLARE
                           MANHASSET, NEW YORK 11030


                                        DATE OF     NO. OF SHARES    NO. OF SHARES
NAME                                  TRANSACTION      PURCHASED          SOLD
----                                  -----------      ---------      ------------

Blue Water Partners II, L.P.            3/22/00          7,500
Blue Water Partners II, L.P.            3/27/00          6,500
Blue Water Partners II, L.P.            3/29/00          4,000
Blue Water Partners II, L.P.            3/29/00          6,000
Blue Water Partners II, L.P.            3/30/00          8,500
Blue Water Partners II, L.P.             4/4/00          4,000
Blue Water Partners II, L.P.             4/4/00          2,000
Blue Water Partners II, L.P.            4/26/00          1,100
Blue Water Partners II, L.P.            4/27/00          2,000

                                Jonathan Iseson
                                 6 Chanticlare
                           Manhasset, New York 11030



                                        DATE OF     NO. OF SHARES    NO. OF SHARES
NAME                                  TRANSACTION      PURCHASED          SOLD
----                                  -----------      ---------      ------------
Jonathan Iseson                        4/24/01           32,000

                          Eddy Raymond Maria Verresen
                              Priesteragiestraat 2
                            9130 Verrebroek, Belgium



                                        DATE OF     NO. OF SHARES    NO. OF SHARES
NAME                                  TRANSACTION      PURCHASED          SOLD
----                                  -----------      ---------      ------------

Eddy Raymond Maria Verresen            10/20/00          1,300
Eddy Raymond Maria Verresen            10/20/00          2,500
Eddy Raymond Maria Verresen            10/23/00            400
Eddy Raymond Maria Verresen            10/24/00            800
Eddy Raymond Maria Verresen            11/15/00                            2,000
Eddy Raymond Maria Verresen              2/8/01          1,000
Eddy Raymond Maria Verresen              3/5/01          2,500
Eddy Raymond Maria Verresen              3/5/01          2,500
Eddy Raymond Maria Verresen             3/19/01          3,500
Eddy Raymond Maria Verresen             3/20/01          1,500


                                 WRITTEN CONSENT

                           NETSOL INTERNATIONAL, INC.

               CONSENT IN LIEU OF SPECIAL MEETING OF STOCKHOLDERS


       THIS WRITTEN CONSENT IS SOLICITED BY NETSOL SHAREHOLDERS GROUP, LLC


        Unless otherwise specified below, the undersigned hereby, with respect to all shares of Common Stock of NetSol International, Inc. (the "Company") which the undersigned may be entitled to vote, hereby consents with respect to all of the shares of common stock which the undersigned is entitled to vote, to the taking of the following actions (each a "Proposal") without a meeting of stockholders of the Company:

IF YOU SIGN, DATE AND RETURN THIS CONSENT CARD WITHOUT INDICATING YOUR VOTE ON ONE OR MORE OF THE FOLLOWING PROPOSALS, YOU WILL BE DEEMED TO HAVE CONSENTED WITH RESPECT TO SUCH PROPOSALS.

        Netsol Shareholders Group, LLC (the "Group"), recommends that you consent to all of the following actions.

PROPOSAL 1 -- AMENDMENT OF BYLAWS (BOARD INCREASE)



RESOLVED, that Article II, Section 2 of the Bylaws be, and it hereby is, amended and restated, to read in its entirety as follows:

        "Section 2. NUMBER AND QUALIFICATION OF DIRECTORS. The authorized number of directors of the Company shall be not less than five (5) nor more than fifteen (15) and the exact number of directors shall be fifteen
        (15) until changed, within the limits specified above, by a resolution amending such exact number, duly adopted by the Board of Directors or by the stockholders. The minimum and maximum number of directors may be changed, or a definite number may be fixed without provision for an indefinite number, by a duly adopted vote or written consent of a majority of the outstanding shares entitled to vote; provided, however, that an amendment reducing the fixed number or the minimum number of directors to less than five (5) cannot be adopted if the votes cast against its adoption at a meeting, or the shares not consenting in the case of an action by written consent, are equal to more than sixteen and two-thirds (16-2/3%) of the outstanding shares entitled to vote thereon."



THE GROUP RECOMMENDS CONSENT FOR THE BOARD INCREASE

--------------------------------------------------------------------------------

        [ ] CONSENT                        [ ] CONSENT WITHHELD

PROPOSAL 2 -- ELECTION OF NOMINEES






RESOLVED, that the following persons be, and they hereby are, elected as directors of the Company to serve until resignation or until their successors are elected and shall qualify:


1  Jonathan Iseson   4.  Timothy Moynagh                7.  Donald Danks

2.  Gregory Martin   5.  Eddy Raymond Maria Verresen

3.  Peter Sollenne   6.  Shelly Singhal









THE GROUP RECOMMENDS CONSENT FOR THE NOMINEES
--------------------------------------------------------------------------------
[ ] CONSENT                        [ ] CONSENT WITHHELD



        This Written Consent may be executed in counterparts.

IN WITNESS WHEREOF, the undersigned have executed this Written Consent.


When shares are held by joint tenants, both should sign. When signing as attorney-in-fact, executor, administrator, trustee, guardian, corporate officer or partner, please give full title as such. If a corporation, please sign in corporate name of President or other authorized officer. If a partnership, please sign a partnership name by authorized person.


--------------------------------------------------------------------------------

                         Signature(s) of Stockholder(s)


--------------------------------------------------------------------------------

Title, if any


--------------------------------------------------------------------------------

                                                                            Date

                                   PROXY CARD

                           NETSOL INTERNATIONAL, INC.


                         SPECIAL MEETING OF STOCKHOLDERS


            THIS PROXY IS SOLICITED BY NETSOL SHAREHOLDERS GROUP, LLC



        The undersigned hereby, with respect to all shares of Common Stock of NetSol International, Inc. (the "Company") which the undersigned may be entitled to vote, constitutes and appoints NetSol Shareholders Group, LLC as his true and lawful agent and proxy, with full power of substitution, to represent the undersigned at the Special Meeting of Stockholders of the Company to be held at the Lahore, Pakistan office of the Company or such other location as is designated by the Board of Directors on Friday, June 1, 2001 at 9:00 a.m. local time and at any adjournments or postponements thereof, to vote such stock on all matters coming before said meeting as set forth below:


        IN FAVOR OF AN AMENDMENT TO THE BYLAWS OF THE COMPANY INCREASING THE SIZE OF THE BOARD OF DIRECTORS OF THE COMPANY FROM EIGHT (8) DIRECTORS TO FIFTEEN (15) DIRECTORS.

       ELECTION OF THE FOLLOWING NOMINEES AS NEW DIRECTORS OF THE COMPANY:



  1  Jonathan Iseson   4.  Timothy Moynagh                7.  Donald Danks

  2.  Gregory Martin   5.  Eddy Raymond Maria Verresen

  3.  Peter Sollenne   6.  Shelly Singhal




        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER MARKED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO MARKINGS ARE MADE, THIS PROXY WILL BE DEEMED TO BE A DIRECTION TO VOTE FOR ALL NOMINEES FOR DIRECTOR. PLEASE MARK THIS PROXY CARD, FILL IN THE DATE, SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

[X] PLEASE MARK YOUR VOTE AS IN THIS EXAMPLE.




       THE GROUP RECOMMENDS A VOTE IN FAVOR OF AN AMENDMENT TO THE BYLAWS OF THE CORPORATION INCREASING THE SIZE OF THE BOARD OF DIRECTORS OF THE COMPANY FROM EIGHT (8) DIRECTORS TO FIFTEEN (15) DIRECTORS.

1. Amendment to the Company's Bylaws Increasing the size of the Board of Directors of the Company from Eight (8) Directors to Fifteen (15)
        Directors:


--------------------------------------------------------------------------------

         FOR [ ]                          WITHHELD [ ]





        THE GROUP RECOMMENDS A VOTE FOR THE NOMINEES

        2. Election of Directors (see reverse). For, except withheld from the following nominees:


--------------------------------------------------------------------------------

         FOR [ ]                          WITHHELD [ ]








When shares are held by joint tenants, both should sign. When signing as attorney-in-fact, executor, administrator, trustee, guardian, corporate officer or partner, please give full title as such. If a corporation, please sign in corporate name of President or other authorized officer. If a partnership, please sign a partnership name by authorized person.


--------------------------------------------------------------------------------

                         Signature(s) of Stockholder(s)


--------------------------------------------------------------------------------

Title, if any


--------------------------------------------------------------------------------

                                                                            Date

                                    IMPORTANT

1. If your shares are held in your own name, please mark, date and mail the enclosed BLUE proxy card to the Group, in the postage-paid envelope provided.

2. If your shares are held in the name of a brokerage firm, bank nominee or other institution, only it can vote such shares and only upon receipt of your specific instructions. Accordingly, you should contact the person responsible for your account and give instructions for a BLUE proxy card to be signed representing your shares.

3. If you have already submitted a proxy to the Company for the Special Meeting, you may change your vote to a vote FOR the Board Increase and FOR the election of the Nominees by marking, signing, dating and returning the enclosed BLUE proxy card for the Special Meeting, which must be dated after any proxy you may have submitted to the Company.

ONLY YOUR LATEST DATED PROXY FOR THE SPECIAL MEETING WILL COUNT AT THE SPECIAL MEETING.